Exhibit 99.1

INVESTORS REAL ESTATE TRUST

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The accompanying unaudited pro forma condensed consolidated financial statements of Investors Real Estate Trust (the “Company”) have been prepared to provide pro forma financial information with respect to:

•                  the sale of 34 office properties and 1 parcel of unimproved land (the “Office Portfolio”) for a sale price of $250.0 million in cash, which closed August 3, 2015, as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed and

•                  the assumption by the buyer of a $17.3 million mortgage loan and the repayment of $89.6 million in mortgage loans that encumbered certain properties in the Office Portfolio.

The unaudited pro forma condensed consolidated balance sheet as of April 30, 2015 gives effect to the transactions described above as if they had occurred on April 30, 2015.

The unaudited pro forma condensed consolidated statements of operations for the fiscal years ended April 30, 2015, 2014 and 2013 give effect to the transactions described above as if they had occurred on May 1, 2012.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the transactions described above have been made. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual results of operations or financial condition would have been had the transactions described above occurred on the dates indicated, nor does it purport to represent the future results of operations or financial condition of the Company.

The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

APRIL 30, 2015

(unaudited)

	(in thousands, except share data)
	Historical (a)	Office Portfolio (b)	Pro Forma
ASSETS
Real estate investments
Property owned	$2,098,037	$(300,573)	$1,797,464
Less accumulated depreciation	(448,987)	84,253	(364,734)
	1,649,050	(216,320)	1,432,730
Development in progress	153,994	—	153,994
Unimproved land	25,827	(325)	25,502
Total real estate investments	1,828,871	(216,645)	1,612,226
Real estate held for sale	22,912	—	22,912
Cash and cash equivalents	48,970	105,476	154,446
Other investments	329	—	329
Receivable arising from straight-lining of rents, net of allowance	26,211	(6,043)	20,168
Accounts receivable, net of allowance	3,675	(208)	3,467
Real estate deposits	2,489	23,090	25,579
Prepaid and other assets	3,907	(418)	3,489
Intangible assets, net of accumulated amortization	27,267	(929)	26,338
Tax, insurance, and other escrow	11,249	(277)	10,972
Property and equipment, net of accumulated depreciation	1,542	—	1,542
Goodwill	1,911	(126)	1,785
Deferred charges and leasing costs, net of accumulated amortization	18,504	(4,778)	13,726
TOTAL ASSETS	$1,997,837	$(100,858)	1,896,979
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$71,072	$(6,448)	64,624
Revolving line of credit	60,500	—	60,500
Mortgages payable	974,828	(122,647)	852,181
Construction debt and other	144,115	(4)	144,111
TOTAL LIABILITIES	1,250,515	(129,099)	1,121,416
COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS — CONSOLIDATED REAL ESTATE ENTITIES	6,368	—	6,368
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest (Cumulative redeemable preferred shares, no par value, 1,150,000 shares issued and outstanding at April 30, 2015, aggregate liquidation preference of $28,750,000)	27,317	—	27,317
Series B Preferred Shares of Beneficial Interest (Cumulative redeemable preferred shares, no par value, 4,600,000 shares issued and outstanding at April 30, 2015, aggregate liquidation preference of $115,000,000)	111,357	—	111,357
Common Shares of Beneficial Interest (Unlimited authorization, no par value, 124,455,624 shares issued and outstanding at April 30, 2015)	951,868	—	951,868
Accumulated distributions in excess of net income	(438,432)	28,241	(410,191)
Total Investors Real Estate Trust shareholders’ equity	652,110	28,241	680,351
Noncontrolling interests — Operating Partnership (13,999,725 units at April 30, 2015)	58,325	—	58,325
Noncontrolling interests — consolidated real estate entities	30,519	—	30,519
Total equity	740,954	28,241	769,195
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$1,997,837	$(100,858)	1,896,979

See accompanying notes to unaudited pro forma financial information.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2015

(unaudited)

	(in thousands, except per share data)
	Historical (c)	Office Portfolio (d)	Pro Forma
REVENUE
Real estate rentals	$235,852	$(28,071)	$207,781
Tenant reimbursement	43,818	(13,761)	30,057
TRS senior housing revenue	3,520	—	3,520
TOTAL REVENUE	283,190	(41,832)	241,358
EXPENSES
Depreciation/amortization related to real estate investments	67,112	(9,881)	57,231
Utilities	20,881	(4,137)	16,744
Maintenance	30,924	(5,399)	25,525
Real estate taxes	33,945	(7,385)	26,560
Insurance	5,839	(581)	5,258
Property management expenses	18,502	(1,792)	16,710
Other property expenses	906	—	906
TRS senior housing expenses	2,997	—	2,997
Administrative expenses	11,824	—	11,824
Other expenses	2,010	—	2,010
Amortization related to non-real estate investments	3,495	(1,344)	2,151
Impairment of real estate investments	6,105	(1,442)	4,663
TOTAL EXPENSES	204,540	(31,961)	172,579
Operating income	78,650	(9,871)	68,779
Interest expense	(59,020)	7,917	(51,103)
Interest income	2,238	—	2,238
Other income	723	(1)	722
Income before gain on sale of real estate and other investments	22,591	(1,955)	20,636
Gain on sale of real estate and other investments	6,093	—	6,093
Income from continuing operations	28,684	(1,955)	26,729
Income from continuing operations attributable to noncontrolling interests — Operating Partnership	(1,526)	197	(1,329)
Net income attributable to noncontrolling interests — consolidated real estate entities	(3,071)	—	(3,071)
Dividends to preferred shareholders	(11,514)	—	(11,514)
INCOME FROM CONTINUING OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	12,573	(1,758)	10,815
INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC & DILUTED	$.11	$(.02)	$.09
Weighted average common shares outstanding — basic	118,004	—	118,004
Weighted average common shares outstanding — diluted	134,598	—	134,598

 See accompanying notes to unaudited pro forma financial information.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2014

(unaudited)

	(in thousands, except per share data)
	Historical (c)	Office Portfolio (d)	Pro Forma
REVENUE
Real estate rentals	$219,921	$(28,084)	$191,837
Tenant reimbursement	45,561	(14,325)	31,236
TRS senior housing revenue	1,627	—	1,627
TOTAL REVENUE	267,109	(42,409)	224,700
EXPENSES
Depreciation/amortization related to real estate investments	67,592	(9,850)	57,742
Utilities	21,864	(4,716)	17,148
Maintenance	31,158	(5,795)	25,363
Real estate taxes	32,982	(7,450)	25,532
Insurance	5,165	(571)	4,594
Property management expenses	16,961	(1,620)	15,341
Other property expenses	357	(243)	114
TRS senior housing expenses	1,331	—	1,331
Administrative expenses	10,743	—	10,743
Other expenses	2,132	(3)	2,129
Amortization related to non-real estate investments	3,326	(1,336)	1,990
Impairment of real estate investments	42,566	—	42,566
TOTAL EXPENSES	236,177	(31,584)	204,593
Gain on involuntary conversion	2,480	—	2,480
Operating income	33,412	(10,825)	22,587
Interest expense	(59,142)	8,727	(50,415)
Interest income	1,908	(2)	1,906
Other income	483	—	483
Loss before gain on sale of real estate and other investments	(23,339)	(2,100)	(25,439)
Loss on sale of real estate and other investments	(51)	—	(51)
Loss from continuing operations	(23,390)	(2,100)	(25,490)
Loss from continuing operations attributable to noncontrolling interests — Operating Partnership	5,792	264	6,056
Net income attributable to noncontrolling interests — consolidated real estate entities	(910)	—	(910)
Dividends to preferred shareholders	(11,514)	—	(11,514)
LOSS FROM CONTINUING OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	(30,022)	(1,836)	(31,858)
LOSS FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC & DILUTED	$(.28)	$(.02)	$(.30)
Weighted average common shares outstanding — basic	105,331	—	105,331
Weighted average common shares outstanding — diluted	127,028	—	127,028

 See accompanying notes to unaudited pro forma financial information.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2013

(unaudited)

	(in thousands, except per share data)
	Historical (c)	Office Portfolio (d)	Pro Forma
REVENUE
Real estate rentals	$204,719	$(27,972)	$176,747
Tenant reimbursement	43,339	(13,781)	29,558
TOTAL REVENUE	248,058	(41,753)	206,305
EXPENSES
Depreciation/amortization related to real estate investments	59,306	(9,362)	49,944
Utilities	18,792	(4,246)	14,546
Maintenance	28,340	(5,551)	22,789
Real estate taxes	32,182	(7,315)	24,867
Insurance	3,734	(499)	3,235
Property management expenses	15,003	(1,654)	13,349
Other property expenses	1,008	—	1,008
Administrative expenses	8,494	—	8,494
Other expenses	2,173	(2)	2,171
Amortization related to non-real estate investments	3,027	(1,167)	1,860
TOTAL EXPENSES	172,059	(29,796)	142,263
Gain on involuntary conversion	5,084	—	5,084
Operating income	81,083	(11,957)	69,126
Interest expense	(61,154)	9,411	(51,743)
Interest income	222	(2)	220
Other income	526	(8)	518
Income from continuing operations	20,677	(2,556)	18,121
Income from continuing operations attributable to noncontrolling interests — Operating Partnership	(2,365)	472	(1,893)
Net income attributable to noncontrolling interests — consolidated real estate entities	(809)	—	(809)
Dividends to preferred shareholders	(9,229)	—	(9,229)
INCOME FROM CONTINUING OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	8,274	(2,084)	6,190
INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC & DILUTED	$.09	$(.02)	$.07
Weighted average common shares outstanding — basic	93,344	—	93,344
Weighted average common shares outstanding — diluted	114,535	—	114,535

 See accompanying notes to unaudited pro forma financial information.

Notes to Unaudited Pro Forma Financial Information

The following pro forma adjustments are included in the unaudited pro forma condensed balance sheet and/or the unaudited pro forma condensed consolidated statements of operations:

(a)  Reflects the consolidated historical balance sheets of the Company as of April 30, 2015, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

(b)  Represents the pro forma adjustments to the Company’s consolidated balance sheet as of April 30, 2015 to reflect the sale of the Office Portfolio as follows:

•                  The elimination of the assets and liabilities of the Office Portfolio as if the sale had occurred on April 30, 2015.

•                  The receipt of net proceeds of approximately $105.6 million, which reflects the repayment of mortgage indebtedness secured by the Office Portfolio and the payment of transaction costs and the deposit of approximately $23.1 million of net proceeds that are being held by a qualified intermediary in order to facilitate a potential tax-free exchange under Section 1031 of the Internal Revenue Code in the event the Company identifies an acquisition opportunity.

•                  A gain of approximately $19.0 million on the sale of the Office Portfolio, which was partially offset by $4.1 million in penalties on the prepayment of indebtedness secured by the Office Portfolio.

(c)  Reflects the consolidated statements of operations of the Company for the fiscal years ended April 30, 2015, 2014 and 2013, as contained in the historical financial statements and notes thereto presented in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

(d)  Represents the pro forma adjustments to the Company’s consolidated statements of operations for the fiscal years ended April 30, 2015, 2014 and 2013 to reflect the sale of the Office Portfolio as follows:

•                  The elimination of revenues and expenses of the Office Portfolio for the periods presented.

•                  The adjustment of interest expense to reflect the Company’s statement of operations as if the repayment of mortgage indebtedness secured by the Office Portfolio occurred on May 1, 2012. The consolidated statements of operations do not assume any interest income on the estimated net cash proceeds from the sale of the Office Portfolio.